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                                  EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITOR
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             [LETTERHEAD OF CRISP HUGHES & CO., LLP APPEARS HERE]



                        CONSENT OF INDEPENDENT AUDITORS

We have issued our report dated February 28, 1997, accompanying the Consolidated Financial Statement of Twin City Bancorp, Inc. and Subsidiaries appearing in the Annual Report which are incorporated by reference in the Form 10-KSB. We consent to the incorporation by reference to Form 10-KSB of the aforementionaed reports.


                                                /s/ Crisp Hughes & Co. LLP

Asheville, North Carolina
March 26, 1997